UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                      November 20, 2006 (November 17, 2006)



                               NEVSTAR CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Nevada                        000-21071                 88-0309578
--------------------------------------------------------------------------------
 (State of Incorporation)        (Commission File No.)     (IRS Employer ID No.)

                               12890 Hilltop Road
                               Argyle, Texas 76226
                    (Address of Principal Executive Offices)

                                 (972) 233-00300
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

         On November 17, 2006, Nevstar Corporation (the "Company") sold to Halter Financial Investments, L.P. ("HFI") 723,641 shares of restricted common stock for $217,092.30 or $.30 per share. The transaction was effected pursuant to the terms of a Stock Purchase Agreement entered into by the Company and HFI on November 17, 2006. The purchase transaction was effected without registration in reliance upon Section 4(2) of the Securities Act of 1933. The form and terms of the purchase agreement were agreed upon as part of the October 2005 change in control transaction as disclosed in the Company's Current Report filed with the SEC on October 12, 2005.

         On November 17, 2006, the Company entered into a Settlement and Stock Issuance Agreement with W/F Investment Corp. ("WF"), a shareholder of the Company, pursuant to which it paid to WF the amount of $100,000 and issued to WF 107,000 shares of restricted common stock in settlement of the Company's $501,945.66 debt obligation to WF. The form and terms of the agreement were agreed upon as part of the October 2005 change in control transaction as disclosed in the Company's Current Report filed with the SEC on October 12, 2005.


Item 3.02         Unregistered Sales of Equity Securities.

         Please  see  the  disclosure  contained  in Item  1.01 of this  Current
Report.


Item 9.01.        Financial Statements and Exhibits.

         (d)      Exhibits.

10.1 Stock Purchase Agreement, dated November 17, 2006, between the Company and Halter Financial Investments, L.P.
10.2 Settlement and Stock Issuance Agreement, dated November 17, 2006, between the Company and W/F Investment Corp.







                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NEVSTAR CORPORATION


                                  By: /s/ Timothy P. Halter
                                     -------------------------------------------
                                     Name: Timothy P. Halter
                                     Title:President and Chief Executive Officer
Dated: November 20, 2006

                                  EXHIBIT INDEX



Exhibit No.       Description of Exhibit
-----------       ----------------------

10.1 Stock Purchase Agreement, dated November 17, 2006, between the Company and Halter Financial Investments, L.P.


10.2 Settlement and Stock Issuance Agreement, dated November 17, 2006, between the Company and W/F Investment Corp.